                                                                    EXHIBIT 99.2

                       TERMINATION AND RELEASE AGREEMENT


         TERMINATION AND RELEASE AGREEMENT (the "Termination Agreement"), dated this 15th day of October, 1998, by and among SUPERTEL HOSPITALITY, INC. ("SPPR"), PMC COMMERCIAL TRUST ("PMC") and NORFOLK HOSPITALITY MANAGEMENT CO. ("Norfolk").


RECITALS:

    (a) SPPR and PMC are parties to that certain Agreement and Plan of Merger, dated as of June 3, 1998 (the "Merger Agreement"). SPPR and Norfolk are parties to that certain Agreement of Sale, dated June 3, 1998 (the "Sale Agreement"). PMC and Norfolk are parties to that certain Master Lease Agreement, dated as of June 3, 1998 (the "Master Lease").

    (b) By action of the Board of Directors of SPPR and Norfolk, and by action of the Board of Trust Managers of PMC, the parties hereto desire to mutually terminate the Merger Agreement, the Master Lease and Sale Agreement pursuant to the terms and provisions of this Termination Agreement.


AGREEMENT:

         In consideration of the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. TERMINATION OF MERGER AGREEMENT. SPPR and PMC hereby agree that, effective as of the date of this Termination Agreement, the Merger Agreement is hereby mutually terminated pursuant to Section 10.1 thereof and the Merger (as defined in the Merger Agreement) is hereby abandoned. In addition, SPPR and PMC hereby agree that, effective as of the date of this Termination Agreement, that certain Confidentiality Agreement, dated January 26, 1998, as amended (the "Confidentiality Agreement") is hereby terminated. Notwithstanding the termination of the Merger Agreement, PMC and SPPR agree that Section 11.6 of the Merger Agreement shall remain in full force and effect and each party will use commercially reasonable efforts to promptly return all Confidential Material relating to the Providing Party to the Providing Party or destroy the same, as requested by the Providing Party, and will otherwise cooperate with the other party in taking all reasonable steps necessary to carry out an orderly termination of actions heretofore taken to carry out the transactions contemplated by the Merger Agreement.

         2. TERMINATION OF MASTER LEASE AND SALE AGREEMENT. Norfolk and SPPR hereby agree that, effective as of the date of this Termination Agreement, the Sale Agreement and Master Lease are hereby mutually terminated and the transactions contemplated therein abandoned.

         3. EXPENSES. All costs and expenses incurred in connection with or relating to this Termination Agreement, the Merger Agreement, the Confidentiality Agreement, the Sale Agreement and the Master Lease (collectively, the "Transaction Agreements") or the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses. The parties acknowledge and agree that no party shall be obligated or responsible for any costs or expenses paid or incurred by the other party hereto.

         4. RELEASE. Each party hereto, on behalf of itself and its respective affiliates, subsidiaries, successors, assigns, officers, directors, employees and representatives (collectively, the "Releasing Persons"), hereby agrees that no party shall have any remaining obligations, liabilities or duties under the Merger Agreement (other than the duties of PMC and SPPR pursuant to Section 11.6 thereunder), the Confidentiality Agreement, the Sale Agreement or the Master Lease and such agreements shall, except as specifically set forth herein, be of no further force or effect. The parties hereto fully, finally, forever and unconditionally release, acquit and discharge each other and their respective affiliates, subsidiaries, officers, directors, trust managers, agents, attorneys, consultants, employees and representatives and the predecessors, successors and assigns of each of them (collectively, the "Released Persons"), with all Released Persons who are natural persons being so released, acquitted and discharged in both their individual as well as their official capacities, from any and all claims, controversies, covenants, representations, warranties, demands, promises, contracts, agreements, causes of action, suits, liabilities, obligations, debts or other responsibility of whatever kind or nature, whether known or unknown, whether in law or in equity, which the Releasing Persons ever had, now have or may have against any Released Person for any matter, thing, event, action or omission which in any way, directly or indirectly, relates to or arises out of or is connected to the Transaction Agreements, any of the transactions contemplated thereby, including, without limitation by reason of or in connection with the termination of the Transaction Agreements, or any other acts, facts, omissions, transactions, occurrences or other subject matters relating thereto, arising therefrom or in connection therewith; provided, however, that nothing contained herein shall release any obligation under this Termination Agreement or claim to enforce it. Notwithstanding the foregoing, the parties agree that PMC and SPPR shall not be released from their respective obligations under Section 11.6 of the Merger Agreement which Section shall survive.

         5. PUBLICITY. The parties hereto agree that SPPR and PMC shall issue press releases relating to the termination of the Transaction Agreements and the abandonment of the Merger and shall, subject to their respective legal obligations, consult with each other, and use reasonable efforts to agree upon the text of such press releases.

         6. COUNTERPARTS. This Termination Agreement may be signed in counterparts, each of which shall constitute an original, but all of which taken together, shall constitute one and the same instrument.

         7. GOVERNING LAW. This Termination Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its rules of conflict of laws.

         8. ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any provisions of this Termination Agreement were not performed in accordance with their specific wording or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Termination Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity.

         9. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants to the other that (a) it has all requisite power and authority to enter into this Termination Agreement and (b) this Termination Agreement constitutes the legal, valid and binding obligations of such party and, assuming that this Termination Agreement is the valid, binding and enforceable obligation of the other party, is enforceable against it in accordance with its terms.

         10.     ENTIRE AGREEMENT.  This Termination Agreement, together with
Section 11.6 of the Merger Agreement, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto; including without limitation, the other provisions of the Merger Agreement and the other Transaction Agreements. Except for the provisions of Section 4 hereof, this Termination Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         11. DEFINED TERMS. Except as otherwise defined or modified herein, all capitalized terms used in this Termination Agreement shall have the meanings set forth in the Merger Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     SUPERTEL HOSPITALITY, INC.



                                     By:    /s/ Paul J. Schulte
                                         --------------------------------------
                                              Name:    Paul J. Schulte
                                                    ---------------------------
                                              Title:   President / CEO
                                                    ---------------------------


                                     PMC COMMERCIAL TRUST



                                     By: /s/ Andrew S. Rosemore
                                        ---------------------------------------
                                              Name:   Andrew S. Rosemore
                                                    ---------------------------
                                              Title: Chairman
                                                     --------------------------


                                     NORFOLK HOSPITALITY
                                     MANAGEMENT CO.



                                     By: /s/ Steve H. Borgmann
                                        ---------------------------------------
                                              Name:    Steve H. Borgmann
                                                    ---------------------------
                                              Title:    President / CEO
                                                    ---------------------------